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                             THE STRONG GROWTH FUNDS
                                 INVESTOR CLASS

                              STRONG DISCOVERY FUND
                            STRONG DOW 30 VALUE FUND
                               STRONG GROWTH FUND
                           STRONG LARGE CAP CORE FUND
                          STRONG LARGE CAP GROWTH FUND
                         STRONG MID CAP DISCIPLINED FUND
                             STRONG OPPORTUNITY FUND

  Supplement to Prospectus dated May 1, 2001, as supplemented on May 1, 2001.

STRONG DISCOVERY FUND
The Board of Directors has reconsidered the proposed reorganization of the Strong Discovery Fund into the Strong Enterprise Fund and decided not to proceed with the reorganization at this time. Consequently, the Strong Discovery Fund is reopened to investors and the Agreement and Plan of Reorganization between Strong Discovery Fund, Inc. and Strong Equity Funds, Inc., on behalf of the Strong Enterprise Fund, is terminated.

Effective July 1, 2001, Thomas J. Pence is the portfolio manager of the Strong Discovery Fund. Mr. Pence has over nine years of investment experience and is a Chartered Financial Analyst. Mr. Pence joined Strong as a Portfolio Manager in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

            The date of this Prospectus Supplement is June 20, 2001.